Domo Announces Two-Year Extension of Term Loan

Extension Supports Business Growth and Path to Cash-Flow Profitability

SILICON SLOPES, UT – January 7, 2019 – Domo (Nasdaq: DOMO), provider of the leading cloud-based operating system for business, announced today that it has extended the maturity date of its $100 million term loan until October 2022, with no principal payments required until the new maturity date. Terms of the extension are consistent with the current facility. The term loan is held by funds managed by Tennenbaum Capital Partners, LLC (“TCP”), an indirect, wholly-owned subsidiary of BlackRock, Inc. (NYSE:BLK).
Bruce Felt, Domo’s chief financial officer, said, “The extension of the term loan allows us more financial flexibility as we grow the business and continue our focus on becoming operating cash-flow positive. It is another important step in achieving our corporate objectives and we are pleased with this strong demonstration of support from TCP.”
John Doyle, BlackRock Director, commented, “Domo is focused on long-term sustainable growth and delivering disruptive technology to transform the way business is managed. We have had a long-term relationship with Domo and are pleased to provide them with ongoing capital to support their growth plans. This term extension is one example of how we partner with our portfolio companies to help them achieve their goals.”

The term extension comes on the heels of Domo’s first two successful quarters as a public company. Josh James, Domo founder and CEO, said, “As we enter 2019, two key priorities are maintaining our unwavering commitment to serving our customers, and making clear and significant progress towards being operating cash flow positive. We are very excited to see the vision for our cloud-based platform playing out as our customers are using Domo to digitally transform their businesses and as Domo expands across departments and roles in our customers’ organizations. We believe great opportunity exists in front of us and down the road as we help customers in all stages of the transformation journey get more value from digitally connecting their people, data and systems.”

About Domo
Domo’s mission is to be the operating system for business, digitally connecting all your people, your data and your systems, empowering them to collaborate better, make better decisions and be more efficient, right from their phones. Domo works with many of the world’s leading and most progressive brands across multiple industries including retail, media and entertainment, manufacturing, finance and more. For more information about Domo (Nasdaq: DOMO), visit www.domo.com. You can also follow Domo on Twitter, Facebook and LinkedIn.

Domo Disclosure Channels to Disseminate Information
Domo investors and others should note that we announce material information to the public about our company, products and services, and other issues through a variety of means, including Domo’s website, press releases, SEC filings, blogs and social media, in order to achieve broad, non-exclusionary distribution of information to the public. We intend to use the Domo Facebook page, the Domo LinkedIn page, the Domo blog, the @Domotalk Twitter account and the @JoshJames Twitter account as a means of disclosing information about the Company and its services and for complying with the disclosure obligations under Regulation FD. The information we post through these social media channels may be deemed material. Accordingly, we encourage investors and others to monitor these social media channels in addition to following our press releases, SEC filings and public conference calls and webcasts.

Forward-Looking Statements
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding our future growth, operating cash flows and demand for our products. Forward-looking statements are subject to risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings with the U.S. Securities and Exchange Commission, including, without limitation, the Prospectus related to our initial public offering filed with the SEC on June 29, 2018 and the Quarterly Report on Form 10-Q for the fiscal quarter ended October 31, 2018  filed with the SEC on December 13, 2018.  All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.

Contact
Domo, Inc.
PR@domo.com

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Domo is a registered trademark of Domo, Inc.